                              MCDOWELL FOODS, INC.
                                 P.O. Box 38003
                              Pittsburgh, PA 15238
                                  412-967-9890



May 10, 1999

To the Holders of Limited Partnership Interest in REAL ESTATE ASSOCIATES LTD III

RE: Offer to Purchase Limited Partnership Interests For $77.00

Dear Investor:

We are offering you an opportunity to sell your limited partnership interests (the "Units") in Real Estate Associates Ltd III (the "Partnership") for cash in the amount of $77.00 per Unit (which amount will be reduced by any cash distributions declared or paid by the Partnership after the date of this letter). Our offer provides you with an opportunity to sell you Units NOW without the commission costs (typically up to 10%) usually paid by the seller in secondary market sales. All transfer costs and fees will be a reduction of your sales proceeds.

In December 1998 this partnership sold a majority (19 of 32) of the local partnership interests and you should have received a distribution of $1,201 per unit. By SELLING you will be able to close out this long-term investment.

We believe that it is appropriate for investors to have financial choices. Our offer gives you, the investor, the ability to make a decision about your continued involvement with the Partnership. Please consider the following points in evaluating our offer:

1. SIMPLIFIED TAX FILING. If you sell all your units to us, 1999 will be the final year for which you will be obligated to file a K-1 for the Partnership, with your tax return.
2. POTENTIAL TAX BENEFITS FROM THE SALES OF YOUR UNITS. You may be able to realize a tax loss that would reduce your taxes for 1999.
3. ABILITY TO REDEPLOY SALE PROCEEDS INTO OTHER INVESTMENTS. The decision to sell your Units for cash now would provide you with the ability to redeploy your investment assets into potentially stronger and liquid investments.


Our offer is limited to purchasing a maximum of 560 of the 11,456 outstanding Limited Partner Units. Acquiring more than the maximum number of shares would cause administrative cost to become burdensome.

You will be paid promptly following confirmation of a valid, properly executed Agreement of Transfer and other required transfer documents. All tenders of Units will be irrevocable after we notify you in writing we accept your units and may not be rescinded or withdrawn.

We are real estate investors who are not affiliated with the Partnership or the General Partners. The General Partners of the Partnership have not analyzed, approved, endorsed or made any recommendation as to acceptance of the offer. The purchase offer has been determined solely at the discretion of McDowell Foods, Inc. and does not necessarily represent the true market value of each unit. We are seeking to acquire Units for investment purposes only and not with a view to their resale.

An Agreement of Transfer is enclosed which you can use to accept our offer. Please execute page 3 of this document, as well as the Power of Attorney, obtain all other required signatures and return it in the enclosed envelope. In addition, please sign the back of your Unit Certificate, if you have it in your possession. Return the signed certificate in the enclosed envelope. We encourage you to act immediately if you are interested in accepting our offer as only 560 Units will be purchased. If more than the maximum shares are offered to us, we will prorate our purchases ratably to all sellers.

Our offer will expire at 5:00pm on June 15, 1999, unless extended.

Please call Melanie McKellar at (412) 967-9890 if you have any questions.


Sincerely,


McDowell Foods, Inc.
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                             AGREEMENT OF TRANSFER
                      FOR LIMITED PARTNERSHIP INTERESTS IN
                        REAL ESTATE ASSOCIATES LTD. III



          Subject to and effective upon acceptance for payment, the undersigned (the "Seller") hereby sells, assigns, transfers, conveys and delivers and directs any custodian or trustee to sell, assign, transfer, convey and deliver (the "Transfer") to McDowell Foods, Inc., a Missouri corporation (the "Purchaser"), all of the Seller's right, title and interest in Units (the "Units") of Real Estate Associates Ltd. III (the "Partnership"), for $77.00 per Unit, net of the transfer costs, to the Seller in cash, which amount shall be reduced by any distributions declared or paid by the Partnership after January 1, 1999. The Seller may revoke this agreement by delivering written notice by certified mail to Buyer before Buyer, in writing, accepts the units for payment.

          Such Transfer shall include, without limitation, all rights in, and claims to, any Partnership profits and losses, cash distributions, voting rights and other benefits of any nature whatsoever distributable or allocable to such Units under the Partnership's Certificate and Agreement of Limited Partnership, as amended (the "Partnership Agreement"). The Seller hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the Seller with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote, inspect Partnership books and records or act in such manner as any such attorney-in-fact shall, in its sole discretion, deem proper with respect to such Units, to deliver such Units and transfer ownership of such Units on the Partnership's books maintained by the General Partner of the partnership, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser of the purchase price, to receive all benefits and cash distributions, ownership of such Units. The Purchaser shall not be required to post bond of any nature in connection with this power of attorney.

          The Seller hereby represents and warrants, to the Purchaser that the Seller owns such Units and has full power and authority to validly sell, assign, transfer, convey and deliver such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all options, liens restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claim. If the undersigned is signing on behalf of the entity. The Seller further represents and warrants that the Seller is a "United States person", as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended, or if the Seller is not a United States person, that the Seller does not own beneficially or of record more than 5% of the outstanding Units.

Agreement of Transfer
Page 2



          All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of the Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. This agreement is irrevocable and may not be withdrawn or rescinded.

          Upon request, the Seller will execute and deliver, and irrevocably directs any custodian to execute and deliver, any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of such Units.

          The Seller releases and discharges the General Partners, any IRA or KEOGH Custodian, and their respective officers, shareholders, directors, employees and agents from all causes of action, claims, or demands the Seller has or may have against them resulting from their reliance on this Agreement of Transfer or any of the terms and conditions contained herein.

          The Seller hereby certifies, under penalties of perjury, that (1) the number shown below on the form and the Seller's Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding.

          The Seller hereby also certifies, under penalties of perjury, that the Seller, if an individual, is not a nonresident alien for purpose of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). The Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment or both.

Agreement of Transfer
Page 3



Date __________, 1999


----------------------------------              --------------------------------
(Specify Number of Units Tendered:              (Signature of Owner)
Indicate "ALL" if Number Not
Available)


                                                --------------------------------
                                                Place Medallion Guarantee Stamp
                                                Here


----------------------------------              --------------------------------
(Your Telephone Number)                         (Signature of Co-Owner)



                                                --------------------------------
                                                Place Medallion Guarantee Stamp
                                                Here


----------------------------------              McDowell Foods, Inc.
(Your Social Security or Taxpayer               P.O. Box 38003
ID Number)                                      Pittsburgh, PA 15238
                                                (412) 967-9890
                                                FAX (412) 967-9950


----------------------------------              McDowell Foods, Inc.
(Name of IRA Custodian, if
applicable)

                                                BY: ____________________________
                                                Its Authorized Representative


Note: All signatures on this agreement must be guaranteed by a member from a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States which is a participant in the Security Transfer Agent Medallion Program.

                            POWER OF ATTORNEY/PROXY


In conjunction with the Assignor's (seller's) Assignment of Units dated as of even date herewith. Seller irrevocably constitutes and appoints Melanie McKellar and William Teel, or any of them, to be Seller's true and lawful special attorneys-in-fact, with full power substitution to exercise in the name, place and stead of Seller any and all rights, interest, powers, and duties with respect to or arising out of the Seller's interest in:

REAL ESTATE ASSOCIATES LTD. III

which Units have been assigned to McDowell Foods, Inc. (the "Buyer") pursuant to the Agreement of Transfer. This Power of Attorney shall include with limitation, (1) the right to execute on behalf of Seller, all assignments, certificates, documents and instruments that may be required for the purpose of transferring the Units owned by the Seller, (2) the right to vote the Units or to require or receive any information or report with respect to the partnerships' books and records, (3) the right to endorse and cash any check made payable by the partnership to Seller on or after the date hereof, and (4) the right, if the Units are held in an IRA account or pension account, to contact the Seller's custodian and direct him to facilitate in the transfer of the units from the Seller to Buyer Fund. This Power of Attorney is part of and hereby incorporated in the application for transfer. This Power of Attorney shall not be affected by the subsequent mental disability of the undersigned, as principal, is revocable with written notice by certified mail received before Buyer has, in writing, accepted the units for payment and coupled with an interest, and Buyer shall not be required to post bond in any nature in connection with this Power of Attorney. This Power of Attorney shall also serve as a Letter of Authorization directing the Assignor's custodian(s) and trustee(s) to sign any documents necessary to facilitate the transfer of the units being assigned in conjunction with this Power of Attorney as required by the herein named attorneys-in-fact.



---------------------------------              ---------------------------------
PRINT Assignor (Registered Name)               PRINT Joint Assignor or
                                               Custodian/Trustee


---------------------------------              ---------------------------------
SIGNATURE of Assignor                          SIGNATURE Jnt. Assignor or
                                               Custodian/Trustee

DATE ___________, 199_                         DATE ___________, 199_

Signature Medallion Guarantee                  Signature Medallion Guarantee

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